General Information and Statement of Compliance	12 Months Ended
Dec. 31, 2020
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General information and Statement of Compliance
NOTE 2: GENERAL INFORMATION AND STATEMENT OF COMPLIANCE
The consolidated financial statements of the Group for the twelve months ended December 31, 2020, 2019 and 2018 (the “year” or “the period”) include Celyad Oncology SA and its subsidiaries. The significant accounting policies used for preparing these consolidated financial statements are explained below.
Basis of preparation
The consolidated financial statements have been prepared on an historical cost basis, except for:

•	Financial instruments – Fair value through profit or loss

•	Contingent consideration and other financial liabilities

•	Post-employment benefits liability
The policies have been consistently applied to all the years presented, unless otherwise stated.
The consolidated financial statements are presented in euro and all values are presented in thousands (€000) except when otherwise indicated. Amounts have been rounded off to the nearest thousand and in certain cases, this may result in minor discrepancies in the totals and sub – totals disclosed in the financial tables. Certain reclasses to comparatives have been made to be consistent with current year presentation.
Statement of compliance
The consolidated financial statements of the Group have been prepared in accordance with International Financial Reporting Standards, International Accounting Standards and Interpretations (collectively, IFRSs) as issued by the International Accounting Standards Board (IASB) and as endorsed by the European Union.
The preparation of the consolidated financial statements in accordance with IFRS requires the use of certain critical accounting estimates. It also requires management to exercise its judgment in the process of applying the Group’s accounting policies. The areas involving a higher degree of judgment or complexity, are areas where assumptions and estimates are significant to the financial statements. They are disclosed in note 5.
Going concern
We are pursuing a strategy to develop therapies to treat medical needs in oncology. Management has prepared detailed budgets and cash flow forecasts for the years 2021 and 2022. These forecasts reflect our strategy and include significant expenses and cash outflows in relation to the development of selected research programs and product candidates, partly compensated by grants funding.
As of December 31, 2020, we had cash and cash equivalents of €17.2 million and no short-term investments. On January 8, 2021, we entered into a committed equity purchase agreement (“Purchase Agreement”) for up to $40 million with Lincoln Park Capital Fund, LLC (“LPC”), a Chicago-based institutional investor. Over the 24-month term of the Purchase Agreement, we will have the right to direct LPC to purchase up to an aggregate amount of $40 million American Depositary Shares (“ADSs”), each of which represents one of our ordinary shares. This equity purchase agreement is expected to strengthen our current statement of financial position while also providing us with access to future capital on an as needed basis and to ensure sufficient funding to cover our operations for the next 12 months from the date the financial statements are issued.
Based on our current scope of activities, we estimate that our cash and cash equivalents as of December 31, 2020 combined with the $40 million that we have access to from the equity purchase agreement established with Lincoln Park Capital Fund should be sufficient to fund operations until mid-2022, including data readouts from our ongoing clinical trials.
COVID-19 update
On March 11, 2020, the World Health Organization declared the novel strain of coronavirus (COVID-19) a global pandemic and recommended containment and mitigation measures worldwide. As of the date of our 2020 year-end report, Belgium and United States, where the Group operates, continues to be impacted by the pandemic. The length or severity of this pandemic cannot be predicted, but the Group anticipates that there may be an additional impact from a prolonged COVID-19 environment on the planned development activities of the Group.
To date, COVID-19 has had no impact on the Group’s financial statements and corporate cash flow, and the Group expects that its existing cash and cash equivalents and equity purchase commitment of $40 million by Lincoln Park Capital Fund will be sufficient, based on the current scope of activities, to fund operating expenses and capital expenditure requirements into the first half of 2022. With regards to our clinical programs, CYAD-101, CYAD-211 and CYAD-02 were insignificantly impacted by the coronavirus pandemic throughout 2020 and enrollment in the respective trials for these assets is ongoing without disruption, partially due to the staggered enrollment associated with both dose-escalation trials for CYAD-211 and CYAD-02, respectively, and the expansion cohort of CYAD-101 which began in late 2020. However, certain clinical sites and institutions have not been able to receive visits from us or our representatives, which has delayed our data monitoring activities.
The long-term impact of COVID-19 on the Group’s operations will depend on future developments, which are highly uncertain and cannot be predicted, including a potential new wave of the pandemic, new information which may emerge concerning the severity of the coronavirus and the actions to contain the coronavirus or treat its impact, among other things, but potential prolonged closures or other business disruptions may negatively affect its operations and the operations of its agents, contractors, consultants or collaborators, which could have a material adverse impact its business, results of operations and financial condition.
Changes to accounting standards and interpretations
The Group has applied the same accounting policies and methods of computation in its 2020 year-end consolidated financial statements compared to 2019, except for those that relate to new standards and interpretations.
For periods beginning on (or after) January 1, 2019, a number of new or amended standards became applicable for the first time for periods beginning on (or after) January 1, 2019, and the Group had to change its accounting policies as a result of adopting IFRS 16
Leases
.
IFRS 16 standard replaces the former lease accounting requirements and, in particular, represents a significant change in the accounting and reporting of leases that were previously classified as ‘operating leases’ under IAS 17, with incremental assets and liabilities to be reported on the statement of financial position and a different recognition basis for lease costs. The details of the changes in accounting policies and the transition quantitative impact are discussed further under the note 3.
None of the new or amended standards and interpretations issued by the IASB and the IFRIC that will apply for the first time in future annual periods are expected to have a material effect on the Group as either they are not relevant to the Group’s activities or they require accounting which is consistent with the Group’s current accounting policies.